                                  EXHIBIT 99.16
                      Servicer's Report for Monthly Period
                             Ended February 29, 2000

                 AmeriCredit Automobile Receivables Trust 1998-D
                      Class A-1 5.199 % Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                       Preliminary Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of December 1, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:      2/1/2000
Monthly Period Ending:        2/29/2000


I.    MONTHLY PERIOD RECEIVABLES PRINCIPAL BALANCE CALCULATION:

      A.   Beginning of period Aggregate Principal Balance                                                            $411,009,717
                                                                                                                   ---------------

      B.   Purchase of Subsequent Receivables                                                                                    0
                                                                                                                   ---------------

      C.   Monthly Principal Amounts

           (1)   Collections on Receivables outstanding
                   at end of period                                                                      12,717,719
                                                                                                    ---------------
           (2)   Collections on Receivables paid off
                   during period                                                                          4,929,188
                                                                                                    ---------------
           (3)   Receivables becoming Liquidated Receivables
                   during period                                                                          3,633,224
                                                                                                    ---------------
           (4)   Receivables becoming Purchased Receivables
                   during period
                                                                                                    ---------------
           (5)   Cram Down Losses occurring during period
                                                                                                    ---------------
           (6)   Other Receivables adjustments                                                              163,674
                                                                                                    ---------------
           (7)   Less amounts allocable to Interest                                                     (5,512,585)
                                                                                                    ---------------

           Total Monthly Principal Amounts                                                                              15,931,220
                                                                                                                   ---------------

      D.   End of period Aggregate Principal Balance                                                                  $395,078,497
                                                                                                                   ===============

      E.   Pool Factor                                                                                                  63.212684%
                                                                                                                   ===============


II.   MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                           Class A-1     Class A-2      Class A-3      Class A-4      TOTAL
                                                           ---------     ---------      ---------      ---------      -----

      A.   Beginning of period Note Balance                         $0   $123,253,205   $100,000,000   $155,000,000   $378,253,205
                                                         -------------------------------------------------------------------------

      B.   Noteholders' Principal Distributable Amount               0     15,931,220              0              0     15,931,220
      C.   Noteholders' Accelerated Principal Amount                 0              0              0              0              0
      D.   Accelerated Payment Amount Shortfall                      0      6,751,338              0              0      6,751,338
      E.   Note Prepayment Amount                                    0              0              0              0              0
      F.   Deficiency Claim Amount                                   0              0              0              0              0
                                                         -------------------------------------------------------------------------


      G.   End of period Note Balance                               $0   $100,570,647   $100,000,000   $155,000,000   $355,570,647
                                                         =========================================================================

      H.   Note Pool Factors                                0.0000000%    41.9044363%   100.0000000%   100.0000000%    56.8913035%
                                                         =========================================================================


III.  RECONCILIATION OF PRE-FUNDING ACCOUNT:
      A.   Beginning of period Pre-Funding Account balance                                                                      $0
                                                                                                                   ---------------
      B.   Purchase of Subsequent Receivables                                                                     0
                                                                                                    ---------------
      C.   Investment Earnings                                                                                    0
                                                                                                    ---------------
      D.   Investment Earnings Transfer to Collections Account                                                    0
                                                                                                    ---------------
      E.   Payment of Mandatory Prepayment Amount                                                                 0
                                                                                                    ---------------
                                                                                                                                 0
                                                                                                                   ---------------

      F.   End of period Pre-Funding Account balance                                                                            $0
                                                                                                                   ===============

IV.   CALCULATION OF PRINCIPAL DISTRIBUTABLE AMOUNT

      A.   Total Monthly Principal Amounts                                                                             $15,931,220
                                                                                                                   ---------------
      B.   Required Pro-forma Security Balance                                                          355,570,647
                                                                                                    ---------------
      C.   Pro-forma Security Balance (Assuming 100% Paydown of Total Monthly Principal Amounts)        362,321,985
                                                                                                    ---------------
      D.   Step-down Amount  (B. - C.)                                                                                           0
                                                                                                                   ---------------
      E.   Principal Distributable Amount  (A.- D.)                                                                    $15,931,220
                                                                                                                   ===============

V.    RECONCILIATION OF CAPITALIZED INTEREST ACCOUNT:

      A.   Beginning of period Capitalized Interest  Account balance                                                            $0
                                                                                                                   ---------------
      B.   Monthly Capitalized Interest Amount                                                                    0
                                                                                                    ---------------
      C.   Investment Earnings                                                                                    0
                                                                                                    ---------------
      D.   Investment Earnings Transfer to Collections Account                                                    0
                                                                                                    ---------------
      E.   Payment of Overfunded Capitalized Interest Amount                                                      0
                                                                                                    ---------------
      F.   Payment of Remaining Capitalized Interest Account                                                      0
                                                                                                    ---------------
                                                                                                                                 0
                                                                                                                   ---------------
      G.   End of period Capitalized Interest Account balance                                                                   $0
                                                                                                                   ===============

VI.   RECONCILIATION OF COLLECTION ACCOUNT:

      A.   Available Funds:

           (1)   Collections on Receivables during period
                   (net of Liquidation Proceeds)                                                        $17,646,907
                                                                                                    ---------------
           (2)   Liquidation Proceeds collected
                   during period                                                                          1,670,500
                                                                                                    ---------------
           (3)   Purchase Amounts deposited in Collection
                   Account
                                                                                                    ---------------
           (4)   (a)   Investment Earnings - Collection Account                                              49,956
                                                                                                    ---------------
                 (b)   Investment Earnings - Transfer From Prefunding Account                                     0
                                                                                                    ---------------
                 (c)   Investment Earnings - Transfer From Capitalized Interest Account                           0
                                                                                                    ---------------
           (5)   Collection of Supplemental Servicing Fees
                 (a)   Extension Fees                                                                        70,986
                                                                                                    ---------------
                 (b)   Repo and Recovery Fees Advanced                                                       82,476
                                                                                                    ---------------
                 (c)   Other Fees                                                                           142,344
                                                                                                    ---------------
           (6)   Monthly Capitalized Interest Amount                                                              0
                                                                                                    ---------------
           (7)   Mandatory Prepayment Amount
                                                                                                    ---------------

           Total Available Funds                                                                                        19,663,169
                                                                                                                   ---------------

      B.   Distributions:

           (1)   Base Servicing Fee and Supplemental Servicing Fees
                 (a)   Base Servicing Fee                                                                   770,643
                                                                                                    ---------------
                 (b)   Repo and Recovery Fees                                                                82,476
                                                                                                    ---------------
                 (c)   Bank Service Charges                                                                   7,797
                                                                                                    ---------------
                 (d)   Other Fees                                                                           142,344
                                                                                                    ---------------
           (2)   Agent fees                                                                                     417
                                                                                                    ---------------
           (3)   Refunds of Overpayments paid by AFS                                                         19,561
                                                                                                    ---------------
           (4)   Noteholders' Interest Distributable Amount
                       (a)   Class A - 1                                                                          0
                                                                                                    ---------------
                       (b)   Class A - 2                                                                    598,788
                                                                                                    ---------------
                       (c)   Class A - 3                                                                    493,597
                                                                                                    ---------------
                       (d)   Class A - 4                                                                    783,159
                                                                                                    ---------------

           (5)   Noteholders' Principal Distributable Amount
                       (a)   Class A - 1                                                                          0
                                                                                                    ---------------
                       (b)   Class A - 2                                                                 15,931,220
                                                                                                    ---------------
                       (c)   Class A - 3                                                                          0
                                                                                                    ---------------
                       (d)   Class A - 4                                                                          0
                                                                                                    ---------------

           (6)   Security Insurer Premiums                                                                   74,077
                                                                                                    ---------------

           Total distributions                                                                                          18,904,079
                                                                                                                   ---------------

      C.   Excess Available Funds  (or Deficiency Claim Amount )                                                           759,090
                                                                                                                   ---------------

      D.   Noteholders' Accelerated Principal Amount                                                                             0
                                                                                                                   ---------------

      E.   Deposit to Spread Account                                                                                      $759,090
                                                                                                                   ===============

                                      2


VlI.  CALCULATION OF ACCELERATED PRINCIPAL AMOUNT

      A.   Excess Available Funds  (VI.C.)                                                                n/a
                                                                                                    ---------------
      B.   Pro Forma Security Balance    (II.A.-II.B.)                                                    n/a
                                                                                                    ---------------
      C.   Required Pro Forma Security Balance   (90% x (I.D.+III.F.)                                     n/a
                                                                                                    ---------------
      D.   Excess of Pro Forma Balance over Required Balance   (B. - C.)                                  n/a
                                                                                                    ---------------
      E.   End of Period  Class A-1 Note Balance (before accel. payments)                                 n/a
                                                                                                    ---------------
      F.   Lesser of D. or E.                                                                             n/a
                                                                                                    ---------------
      G.   Accelerated Principal Amount  (lesser of  A. or F.)                                                                  $0
                                                                                                                   ---------------

VIII. CALCULATION OF ACCELERATED PAYMENT AMOUNT SHORTFALL

      A.   Pro Forma Security Balance                                                                  $362,321,985
                                                                                                    ---------------
      B.   Required Pro Forma Security Balance                                                          355,570,647
                                                                                                    ---------------
      C.   Excess of Pro Forma Balance over Required Balance   (A. - B.)                                                 6,751,338
                                                                                                                   ---------------
      D.   End of Period  Class A-1 Note Balance (before accel. payments)                                         0
                                                                                                    ---------------
      E.   Greater of C. or D.                                                                            6,751,338
                                                                                                    ---------------
      F.   Excess Available Funds  (VI.C.)                                                                n/a
                                                                                                    ---------------
      G.   Investment Earnings on Collection Account                                                      n/a
                                                                                                    ---------------
      H.   Accelerated Payment Amount Shortfall (E.- F.+G.)                                              $6,751,338
                                                                                                    ---------------

IX.   RECONCILIATION OF SPREAD ACCOUNT:

      A.   Beginning of period Spread Account balance                                                                  $18,749,964
                                                                                                                   ---------------

      B.   Additions to Spread Account
           (1)   Deposits from Collections Account    (VI. E.)                                              759,090
                                                                                                    ---------------
           (2)   Investment Earnings                                                                         67,902
                                                                                                    ---------------
           (3)   Deposits Related to Subsequent Receivables Purchases                                             0
                                                                                                    ---------------

           Total Additions                                                                                                 826,992
                                                                                                                   ---------------

      C.   Spread Account balance available for  withdrawals                                                            19,576,956
                                                                                                                   ---------------

      D.   Requisite Amount of Spread Account
           (1)   Initial Spread Account Deposit                                                         $14,682,584
                                                                                                    ---------------
           (2)   Subsequent Spread Account Deposits                                                       4,067,380
                                                                                                    ---------------
           (3)   Total Initial & Subsequent Spread Account Deposits (1)+(2)                              18,749,964
                                                                                                    ---------------
           (4)   $100,000                                                                                   100,000
                                                                                                    ---------------
           (5)   1 1/2% of Original Pool Balance (total deliveries)                                      $9,374,982
                                                                                                    ---------------
           (6)   End of period Note Balance                                                             355,570,647
                                                                                                    ---------------
           (7)   Lesser of (5) or (6)                                                                     9,374,982
                                                                                                    ---------------
           (8)   Floor Amount Greater of (4) or (7)                                                       9,374,982
                                                                                                    ---------------
           (9)   Aggregate Principal Balance                                                            395,078,497
                                                                                                    ---------------
           (10)  End of period Note Balance                                                             355,570,647
                                                                                                    ---------------
           (11)  Line (9) less line (10)                                                                 39,507,850
                                                                                                    ---------------
           (12)  OC level     (11) / (9)                                                                     10.00%
                                                                                                    ---------------
           (13)  Spread Ending Balance as a Percent of Aggregate Principal
                   Balance                                                                                    3.00%
                                                                                                    ---------------
           (14)  OC Percentage (12) + (13)                                                                   13.00%
                                                                                                    ---------------
           (15)  13% less OC level, if OC percentage is equal to or greater
                   than 13%                                                                                   3.00%
                                                                                                    ---------------
           (16)  If OC percentage is equal to or greater than 13%, Percent in (15) x End of Period
                      Aggregate Principal Balance                                                        11,852,355
                                                                                                    ---------------
           (17)  If OC Percentage is less than 13%, 3% of Original Pool
                   Balance (total deliveries)                                                             n/a
                                                                                                    ---------------
           (18)  15% of end of period Aggregate Principal Balance if Trigger Date                         n/a
                                                                                                    ---------------

           Requisite Amount of Spread Account (either (3), (8), (16), (17), or
             (18) as applicable)                                                                                        11,852,355


      E.   Withdrawals from Spread Account
           (1)   Priority First - Deficiency Claim Amount                                                         0
                                                                                                    ---------------
           (2)   Priority Second through Third
                                                                                                    ---------------
           (3)   Priority Fourth - Accelerated Payment Amount Shortfall                    6,751,338
                                                                                     ---------------
                      Accelerated Payment Amount Shortfall in Excess of
                        Requisite Amount                                                                  6,751,338
                                                                                                    ---------------
           (4)   Priority Fifth through Sixth
                                                                                                    ---------------
           (5)   Priority Seventh - to Servicer                                                             973,263
                                                                                                    ---------------

           Total withdrawals                                                                                             7,724,601
                                                                                                                   ---------------

      F.   End of period Spread Account balance                                                                        $11,852,355
                                                                                                                   ---------------

                                      3


X.    MONTHLY PERIOD NUMBER OF RECEIVABLES CALCULATION:

      A.   Beginning of period number of Receivables                                                                        37,200
                                                                                                                   ---------------

      B.   Number of Subsequent Receivables Purchased                                                                            0
                                                                                                                   ---------------

      C.   Number of Receivables becoming Liquidated
             Receivables during period                                                                                         322
                                                                                                                   ---------------

      D.   Number of Receivables becoming Purchased
             Receivables during period
                                                                                                                   ---------------

      E.   Number of Receivables paid off during period                                                                        509
                                                                                                                   ---------------

      F.   End of period number of Receivables                                                                              36,369
                                                                                                                   ===============

XI.   STATISTICAL DATA:

      A.   Weighted Average APR of the Receivables                                                                          18.27%
                                                                                                                   ---------------

      B.   Weighted Average Remaining Term of the Receivables                                                                41.65
                                                                                                                   ---------------

      C.   Average Receivable Balance                                                                                      $10,863
                                                                                                                   ---------------

      D.   Aggregate Realized Losses                                                                                   $29,021,411
                                                                                                                   ---------------




By:        /s/ Daniel E. Berce
           -------------------
Name:      Daniel E. Berce
           ---------------
Title:     Vice Chairman & Chief Financial Officer
           ---------------------------------------
Date:      March 2, 2000
           -------------

                 AmeriCredit Automobile Receivables Trust 1998-D
                      Class A-1 5.199 % Asset Backed Notes
                   Class A-2 Floating Rate Asset Backed Notes
                   Class A-3 Floating Rate Asset Backed Notes
                   Class A-4 Floating Rate Asset Backed Notes
                             Servicer's Certificate


This Servicer's Certificate has been prepared pursuant to Section 4.9 of the Sale and Servicing Agreement among AmeriCredit Automobile Receivables Trust 1998-D, as Issuer, AmeriCredit Financial Services, Inc., as Servicer, AFS Funding Corp., as Seller, and Bank One, N.A., as Backup Servicer and Trust Collateral Agent, dated as of December 1, 1998. Defined terms have the meanings assigned to them in the Sale and Servicing Agreement or in other Transaction Documents.



The undersigned hereby certifies that no Trigger Event has occurred on the related Determination Date and that, to the knowledge of the Servicer, no Insurance Agreement Event of Default has occurred.



Monthly Period Beginning:       2/1/2000
Monthly Period Ending:         2/29/2000


I.          MONTHLY PERIOD NOTE BALANCE CALCULATION:
                                                           Class A-1     Class A-2      Class A-3      Class A-4      TOTAL
                                                           ---------     ---------      ---------      ---------      -----

      A.   Preliminary End of period Note Balance                    0   $100,570,647   $100,000,000   $155,000,000   $355,570,647
                                                         -------------------------------------------------------------------------

      B.   Deficiency Claim Amount                                   0              0              0              0              0

      C.   End of period Note Balance                               $0   $100,570,647   $100,000,000   $155,000,000   $355,570,647
                                                         =========================================================================

      D.   Note Pool Factors                                0.0000000%    41.9044363%   100.0000000%   100.0000000%    56.8913035%
                                                         =========================================================================


II.   RECONCILIATION OF SPREAD ACCOUNT:
      A.   Preliminary End of period Spread Account
             balance                                                                                                   $11,852,355
                                                                                                                   ---------------

      B.   Priority First - Deficiency Claim Amount
             from preliminary certificate                                                                                        0
                                                                                                                   ---------------

      C.   End of period Spread Account balance                                                                        $11,852,355
                                                                                                                   ---------------

III.  PERFORMANCE TESTS:

      A.   Delinquency Ratio
           (1)   Receivables with Scheduled Payment
                   delinquent more than 60 days
                   at end of period                                                                     $14,056,959
                                                                                                    ---------------
           (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than
                   60 days at end of period
                                                                                                    ---------------
           (3)   Beginning of period Principal Balance                                                  411,009,717
                                                                                                    ---------------
           (4)   Delinquency Ratio (1)+(2) divided by (3)                                                                    3.42%
                                                                                                                   ---------------
           (5)   Previous Monthly Period Delinquency Ratio                                                                   3.66%
                                                                                                                   ---------------
           (6)   Second previous Monthly Period
                   Delinquency Ratio                                                                                         3.29%
                                                                                                                   ---------------
           (7)   Average Delinquency Ratio (4)+(5)+(6)
                   divided by 3                                                                                              3.46%
                                                                                                                   ---------------
           (8)   Compliance (Delinquency Test Failure is a
                   Delinquency Ratio equal to or greater
                   than 5.50%)                                                                                           yes
                                                                                                                   ---------------

                                      5


      B.   Cumulative Default Rate
           (1)   Defaulted Receivables in Current Period                                                 $2,681,100
                                                                                                    ---------------
           (2)   Cumulative Defaulted Receivables Including
                   Defaulted Receivables in Current Period                                               62,276,060
                                                                                                    ---------------
           (3)   Original Pool Balance                                                                  624,998,767
                                                                                                    ---------------
           (4)   Cumulative Default Rate (2) divided by (3)                                                                  9.96%
                                                                                                                   ---------------
           (5)   Compliance (Default Test Failure is a Cumulative
                   Default Rate equal to or greater than 18.92%).                                                         yes
                                                                                                                   ---------------

      C.   Cumulative Net Loss Rate
           (1)   Receivables becoming Liquidated Receivables
                   during period                                                                         $3,633,224
                                                                                                    ---------------
           (2)   Purchased Receivables with Scheduled
                   Payment delinquent more than 30 days at
                   end of period
                                                                                                    ---------------
           (3)   Cram Down Losses occurring during period
                                                                                                    ---------------
           (4)   Liquidation Proceeds collected during period                                           (1,670,500)
                                                                                                    ---------------
           (5)   Net Losses during period (1)+(2)+(3)-(4)                                                 1,962,724
                                                                                                    ---------------
           (6)   Net Losses since Initial Cut-off Date
                   (Beginning of Period)                                                                 27,058,687
                                                                                                    ---------------
           (7)   Cumulative Net Loss Rate before 50% of 90 Day
                   Delinquencies   (5) + (6) divided by (9)                                                                  4.64%
                                                                                                                   ---------------
           (8)   50% of Receivables with Scheduled Payment
                   delinquent more than 90 days at end of period                                          4,281,418
                                                                                                    ---------------
           (9)   Original Aggregate Principal Balance plus
                   Pre-Funded Amount as of the Closing Date                                             625,000,000
                                                                                                    ---------------
           (10)  Cumulative Net Loss Rate (5)+(6)+(7)
                   divided by (8)                                                                                            5.33%
                                                                                                                   ---------------
           (11)  Compliance (Net Loss Test Failure is a
                   Net Loss Rate equal to or greater than 10.81%).                                                       yes
                                                                                                                   ---------------

      D.   Extension Rate
           (1)   Principal Balance of Receivables extended
                   during current period                                                                 $7,072,894
                                                                                                    ---------------
           (2)   Beginning of Period Aggregate Principal Balance                                        411,009,717
                                                                                                    ---------------
           (3)   Extension Rate (1) divided by (2)                                                                           1.72%
                                                                                                                   ---------------
           (4)   Previous Monthly Extension Rate                                                                             2.28%
                                                                                                                   ---------------
           (5)   Second previous Monthly Extension Rate                                                                      2.65%
                                                                                                                   ---------------
           (6)   Average Extension Rate (3)+(4)+(5)
                   divided by 3                                                                                              2.22%
                                                                                                                   ---------------
           (7)   Compliance (Extension Test Failure is an
                   Extension Rate equal to or greater than 4%.)                                                          yes
                                                                                                                   ---------------


IV.   DELINQUENCY:
      A.   Receivables with Scheduled Payment delinquent
           (1)   31-60 days                                                           #        2,961    $34,686,454          8.44%
                                                                                      --------------------------------------------
           (2)   61-90 days                                                                      891     10,249,924          2.49%
                                                                                      --------------------------------------------
           (3)   over 90 days                                                                    342      3,807,035          0.93%
                                                                                      --------------------------------------------

           Receivables with Scheduled Payment delinquent
             more than 30 days at end of period                                                4,194    $48,743,413         11.86%
                                                                                      ============================================




By:        /S/ Daniel E. Berce
           -------------------
Name:      Daniel E. Berce
           ---------------
Title:     Vice Chairman & Chief Financial Officer
           ---------------------------------------
Date:      March 2, 2000
           -------------


                                      6